Q1 FY18 FINANCIAL RESULTS CONFERENCE CALL November 6, 2017 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward- looking” statements, including statements about expected EBITDA, return on invested capital (“ROIC”), sales, GAAP diluted earnings per share (“EPS”), and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, changes in interest and exchange rates and regulatory regimes impacting our international operations, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2017, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward- looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non- GAAP measures, including non-GAAP operating income, non- GAAP operating margin, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, ROIC and net sales excluding the impact of foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS • Net sales of $925 million, below range from lower big deals in North America • GAAP EPS of $0.16, below range from change in fair value of contingent consideration • Non-GAAP EPS of $0.76, within range and up 12% Y/Y from higher margins Results vs. Expectations Q1 FY18 Operating Results Favorable Outlook • Higher gross profit margins of 11.5% offset lower sales volumes, down 1% Y/Y • Strong growth in International net sales, up 7% Y/Y, driven by Europe POS & Barcode and Network1 in Brazil • Progress on key opportunities for growth for 2018 • Second quarter forecast reflects mid-single digit organic sales growth • Investments made to drive results in FY18 and the future; full year FY18 plan reflects double-digit adjusted EBITDA growth and a higher ROIC * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. 3

FY18 KEY OPPORTUNITIES FOR GROWTH 4 Mobile computing Video surveillance POS Portal Communications channel opportunity Intelisys Network1

Q1 FY18 Q4 FY17 Q1 FY17 Y/Y Change Net sales $924.6 $917.3 $932.6 -1% Gross profit 105.9 100.9 91.5 +16% Gross profit margin % (of net sales) 11.5% 11.0% 9.8% +164 bps Operating income 7.6 22.1 22.9 -67% Non-GAAP operating income 30.6 27.8 26.7 +15% GAAP net income 4.1 19.0 14.8 -72% Non-GAAP net income 19.4 17.3 17.5 +11% GAAP diluted EPS $0.16 $0.74 $0.58 -72% Non-GAAP diluted EPS $0.76 $0.68 $0.68 +12% HIGHLIGHTS – Q1 FY18 5 $ in millions, except EPS

Q1 FY18 Q4 FY17 Q1 FY17 Net sales $620.3 $619.2 $627.2 Gross profit $57.5 $51.7 $49.3 Gross margin 9.3% 8.3% 7.9% Operating income $14.0 $13.0 $13.4 Operating income % 2.3% 2.1% 2.1% Non-GAAP operating income $15.9 $13.8 $14.5 Non-GAAP operating income % 2.6% 2.2% 2.3% WW BARCODE, NETWORKING & SECURITY 6 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $627 $594 $549 $619 $620 $300 $400 $500 $600 $700 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Net Sales, $ in millions Y/Y Growth (1)% Y/Y Organic Growth (4)%

Q1 FY18 Q4 FY17 Q1 FY17 Net sales $304.2 $298.0 $305.4 Gross profit $48.5 $49.2 $42.3 Gross margin 15.9% 16.5% 13.8% Operating income $(6.3) $9.5 $9.9 Operating income % (2.1)% 3.2% 3.3% Non-GAAP operating income $14.7 $14.0 $12.2 Non-GAAP operating income % 4.8% 4.7% 4.0% WW COMMUNICATIONS & SERVICES 7 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $305 $311 $265 $298 $304 $- $100 $200 $300 $400 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Net Sales, $ in millions Y/Y Growth (0.4)% Y/Y Organic Growth (3)%

Q1 FY18 Q4 FY17 Q1 FY17 Accounts receivable (Q/E) $661.4 $637.3 $637.8 Days sales outstanding in receivables* 63 61 59 Inventory (Q/E) $597.3 $531.3 $567.3 Inventory turns* 5.8 6.2 6.0 Accounts payable (Q/E) $534.9 $513.2 $533.0 Paid for inventory days* 10.1 4.7 6.0 Working capital (Q/E) (AR+INV–AP) $723.8 $655.5 $672.1 WORKING CAPITAL MEASURES $ in millions 8 * Excludes the impact of the POS Portal acquisition, completed 7/31/17, and Intelisys acquisition, completed 8/29/16.

Q1 FY18 Q4 FY17 Q1 FY17 Adjusted EBITDA (QTR) $35.2 $31.0 $29.2 Adjusted ROIC (QTR)* 13.0% 13.2% 13.1% Operating cash flow (QTR) $(37.4) $10.8 $6.3 Operating cash flow, trailing 12-months $51.2 $94.9 $116.2 Cash and cash equivalents (Q/E) $23.6 $56.1 $45.1 Debt (Q/E) $285.8 $97.3 $166.1 Net debt to adjusted EBITDA, trailing 12-months 2.0x 0.3x 1.0x Shares repurchased – # of shares (QTR) -- -- 477,113 Shares repurchased – dollars (QTR) -- -- $16.9 Remaining authorization under plan (as of Q/E) $99.7 $99.7 $103.1 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 9 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q2 FY18 OUTLOOK* 10 * Outlook as of November 6, 2017. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.18 to EUR 1.00 for the Euro, $0.31 to R$1.00 for the Brazilian real (R$3.23 to $1), and $1.32 to GBP 1.00 for the British pound. For the quarter ending December 31, 2017, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs:  Range from $950 million to $1.01 billion  Range from $0.54 to $0.60 per share Net Sales GAAP Diluted EPS  Range from $0.76 to $0.82 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended September 30, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 7,598 $ 6,780 $ 4,147 $ 0.16 Adjustments: Amortization of intangible assets 5,011 5,011 3,261 0.13 Change in fair value of contingent consideration 16,881 16,881 11,005 0.43 Acquisition costs (a) 172 172 172 0.01 Legal settlement 952 952 771 0.03 Non-GAAP measure $ 30,614 $ 29,796 $ 19,356 $ 0.76 Quarter Ended June 30, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 22,111 $ 23,420 $ 18,970 $ 0.74 Adjustments: Amortization of intangible assets 3,987 3,987 2,625 0.10 Change in fair value of contingent consideration 1,290 1,290 680 0.03 Acquisition costs (a) 422 422 422 0.02 Tax settlement and related interest income -- (1,382) (5,370) (0.21) Non-GAAP measure $ 27,810 $ 27,737 $ 17,327 $ 0.68 Quarter Ended September 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 22,875 $ 22,724 $ 14,816 $ 0.58 Adjustments: Amortization of intangible assets 3,154 3,154 2,108 0.08 Change in fair value of contingent consideration 169 169 46 0.00 Acquisition costs (a) 498 498 498 0.02 Non-GAAP measure $ 26,696 $ 26,545 $ 17,468 $ 0.68 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the quarter ended September 30, 2017: Q1 FY18 net sales, as reported $ 620,329 $ 304,230 $ 924,559 Foreign exchange impact (a) (5,625) (2,414) (8,039) Q1 FY18 net sales, constant currency 614,704 301,816 916,520 Less: Acquisitions (14,553) (9,750) (24,303) Q1 FY18 net sales, constant currency excluding acquisitions $ 600,151 $ 292,066 $ 892,217 Q1 FY17 net sales, as reported $ 627,210 $ 305,356 $ 932,566 Less: Acquisitions -- (2,863) (2,863) Q1 FY17 net sales, excluding acquisitions $ 627,210 $ 302,493 $ 929,703 Y/Y % Change: As reported -1.1% -0.4% -0.9% Constant currency -2.0% -1.2% -1.7% Constant currency, excluding acquisitions (organic growth) -4.3% -3.4% -4.0% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2017 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended September 30, 2016.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 Highlights by Segment – QTR Quarter Ended September 30, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 620,329 $ 304,230 $ - $ 924,559 GAAP operating income $ 14,035 $ (6,265) $ (172) $ 7,598 Adjustments: Amortization of intangible assets 1,774 3,237 - 5,011 Change in fair value of contingent consideration 69 16,812 - 16,881 Acquisition costs - - 172 172 Legal Settlement 952 - 952 Non-GAAP operating income $ 15,878 $ 14,736 $ - $ 30,614 GAAP operating income % (of net sales) 2.26% -2.06% n/m 0.82% Non-GAAP operating income % (of net sales) 2.56% 4.84% n/m 3.31% Quarter Ended June 30, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 619,241 $ 298,050 $ - $ 917,291 GAAP operating income $ 12,997 $ 9,536 $ (422) $ 22,111 Adjustments: Amortization of intangible assets 770 3,217 - 3,987 Change in fair value of contingent consideration - 1,290 - 1,290 Acquisition costs - - 422 422 Non-GAAP operating income $ 13,767 $ 14,043 $ - $ 27,810 GAAP operating income % (of net sales) 2.10% 3.20% n/m 2.41% Non-GAAP operating income % (of net sales) 2.22% 4.71% n/m 3.03% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 Highlights by Segment – QTR Quarter Ended September 30, 2016 (a) ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 627,210 $ 305,356 $ - $ 932,566 GAAP operating income $ 13,423 $ 9,950 $ (498) $ 22,875 Adjustments: Amortization of intangible assets 1,085 2,069 - 3,154 Change in fair value of contingent consideration - 169 - 169 Acquisition costs - - 498 498 Non-GAAP operating income $ 14,508 $ 12,188 $ - $ 26,696 GAAP operating income % (of net sales) 2.14% 3.26% n/m 2.45% Non-GAAP operating income % (of net sales) 2.31% 3.99% n/m 2.86% n/m = not meaningful (a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17
Adjusted return on invested capital (ROIC), annualized (a)	**13.0%**	**13.2%**	**12.6%**	**13.8%**	**13.1%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 4,147	$ 18,970	$ 12,424	$ 23,037	$ 14,816
Plus: Interest expense	1,585	934	780	912	589
Plus: Income taxes	2,633	4,450	7,147	12,744	7,908
Plus: Depreciation and amortization	8,864	6,276	6,880	6,588	5,224
EBITDA	17,229	30,630	27,231	43,281	28,537
Change in fair value of contingent consideration	16,881	1,290	1,960	1,791	169
Acquisition costs	172	422	-	335	498
Interest income related to tax settlement	-	(1,382)	-	-	-
Legal settlement, net of attorney fees	952	-	-	(12,777)	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 35,234	$ 30,960	$ 29,191	$ 32,630	$ 29,204
Invested Capital Calculation					
Equity - beginning of the quarter	$ 837,145	$ 808,719	$ 787,536	$ 773,161	$ 774,496
Equity - end of quarter	852,976	837,145	808,719	787,536	773,161
Add: Change in fair value of contingent consideration, net of tax	11,005	680	1,194	1,000	46
Add: Acquisition costs, net of tax	172	422	-	335	498
Add: Tax settlement and related interest income, net of tax	771	(5,370)	-	-	-
Add: Legal settlement, net of attorney fees, net of tax	-	-	-	(8,047)	-
Average equity	851,035	820,798	798,725	776,993	774,101
Average funded debt (b)	224,956	117,970	137,597	162,483	107,718
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,075,991	$ 938,768	$ 936,322	$ 939,476	$ 881,819

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 16 Forecasted Range for EPS – Q2 FY18 Outlook ($ in thousands) Forecast for Quarter ending December 31, 2017 Range Low Range High GAAP diluted EPS $ 0.54 $ 0.60 Adjustments: Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration 0.07 0.07 Acquisition costs 0.01 0.01 Non-GAAP diluted EPS $ 0.76 $ 0.82